Supplement Dated February 28, 1997
             to the Prospectus Dated May 1, 1996 for Value Guard II


                 Individual and Group Variable Annuity Contracts


The following supplemental information should be read in conjunction with the Prospectus dated May 1, 1996 for the Individual and Group Variable Annuity Contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account A and marketed under the name "Value Guard II".

       Effective February 28, 1997, The Guardian Real Estate Account is no longer available for allocation of Net Premium Payments or transfers of contract values. Transfers from the Real Estate Account to any Investment Division or to the Fixed-Rate Option may continue to be made, but are subject to the restrictions set forth in the Prospectus.


This Supplement should be retained with the Prospectus for future reference.